SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
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 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
                                 of incorporation)
                               Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section  8  -  Other  Events

Item  8.01

Pathfinder Bancorp, Inc. is amending the previous 8-K filing regarding the 2006 first quarter dividend.

Pathfinder Bancorp, Inc. declared a cash dividend of $0.1025 per share on the Company's common stock for the fiscal quarter ending March 31, 2006. The dividend will be payable to all shareholders of record on April 14, 2006 and will be paid on April 28, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER BANCORP, INC.


Date:  March 31, 2006          By:  /s/ Thomas W. Schneider

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                                              Thomas W. Schneider
                                              President and Chief Executive
Officer